August 31, 2000


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


Liberty-Stein Roe Funds Investment Trust
File Nos. 811-4978 and 33-11351


Ladies and Gentlemen:
Pursuant to the requirements of Rule 497(e), submitted for filing via EDGAR is a prospectus supplements dated September 1, 2000 , which is now being used in connection with the public offering and sale of shares of the Fund. Please be advised that the Fund's Prospectus, as supplemented and Annual Report (each of which was filed via EDGAR) have not been revised since the date of the last filing.

Sincerely,

Liberty-Stein Roe Funds Investment Trust

/s/Vincent Pietropaolo
Vincent Pietropaolo
Assistant Secretary

Enclosures

                                         Supplement to Prospectuses

Stein Roe Asia Pacific Fund
Stein Roe Balanced Fund
Stein Roe Capital Opportunities Fund
Stein Roe Disciplined Stock Fund
Stein Roe International Fund
Stein Roe Large Company Focus Fund
Stein Roe Midcap Growth Fund
Stein Roe Small Company Growth Fund
Stein Roe Young Investor Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income  Fund
Stein Roe HighYield Fund
Stein Roe Cash Reserves Fund
Stein Roe High Yield Municipals Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Municipal Money Market Fund
Stein Roe Managed Municipals Fund




The section entitled "BY PHONE" under the heading "SELLING SHARES" is replaced with the following:

BY PHONE: You may sell your shares by telephone and request that a check be sent to your address of record by calling 800-338-2550, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone redemptions is $100,000 in a 30-day period. This feature is automatically added to your account unless you decline it on your application.






                                        September 1, 2000



S36-36/737C-0800